Exhibit 99.2

Formation of a new European venture: Bigger, Better, Faster, Together 8 May 2008

Safe Harbour Best Buy’s Forward-Looking and Cautionary Statements: This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the U.S. Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that reflect Best Buy management’s current views and estimates regarding future market conditions, company performance and financial results, business prospects, new strategies, the competitive environment and other events. You can identify these statements by the fact that they use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “project,” “plan,” “outlook,” and other words and terms of similar meaning. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from the potential results discussed in the forward-looking statements. Among the factors that could cause actual results and outcomes to differ materially from those contained in such forward-looking statements are the following: failure to receive necessary approvals for the transaction; failure to achieve anticipated benefits of the transaction; and integration challenges relating to the new venture. Other factors include the following: general economic conditions, acquisitions and development of new businesses, divestitures, product availability, sales volumes, pricing actions and promotional activities of competitors, profit margins, weather, changes in law or regulations, foreign currency fluctuation, availability of suitable real estate locations, Best Buy’s ability to react to a disaster recovery situation, and the impact of labor markets and new product introductions on overall profitability. A further list and description of risks, uncertainties and other matters can be found in Best Buy’s annual report and other reports filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, Best Buy’s Annual Report on Form 10-K filed with the SEC on 30 April 2008. Best Buy cautions that the foregoing list of important factors is not complete and assumes no obligation to update any forward-looking statement that it may make.

Agenda • Transaction overview Charles Dunstone • Introduction to CPW Charles Dunstone • Introduction to Best Buy Brad Anderson • Vision for the new venture Bob Willett • Q&A All

Transaction overview

The transaction • Formation of new company • Assets comprise CPW’s pan-European retail business and its share of Best Buy Mobile and Geek Squad Europe • Best Buy to pay £1.088 billion ($2.142 billion) for a 50% share in the venture • Indicative timetable: • 8 May Announcement • By 13 June Circular posted to CPW shareholders • By early August CPW Extraordinary General Meeting • To be decided Future reporting

Management structure 3 from Best Buy 3 from CPW Shareholder board Existing CPW Management

Carphone Warehouse Group post transaction CPW Group PLC Retail business • Just over 2,400 stores • Web and direct • Insurance • The Phone House Telecom and other airtime reselling businesses UK Fixed Line business • TalkTalk • AOL Broadband • Opal B2B • CPW Networks 50% 100%

Financial impact on Carphone Warehouse • Pro forma net cash of c. £250m • Pro forma full year earnings per share dilution c. 10-15% • Use of proceeds • Pay down group debt • Invest in Fixed Line customer growth and infrastructure • Invest in new growth opportunities • All impacts based on International Financial Reporting Standards

Introduction to Carphone Warehouse

CPW Timeline 1989 94 95 96 97 98 99 00 Insurance launched now: 2.3m customers ARPU-sharing begins First MVNO launched FM contracts begin International expansion now: 2411 stores CPW founded

CPW Timeline 2000 01 02 03 04 05 06 07 Acquired Opal Telecom, B2B operator and network Launched TalkTalk Acquired Onetel Launched free broadband, began LLU project Acquired AOL TPHT acquired now: 1.6m customers Best Buy Mobile launched

CPW: at the forefront of new trends

CPW: success in Fixed Line • Targeting 3.5m customers by March 2010 20 140 385 650 900 1300 2700 2700 2720 2740 2741 50 70 150 420 2270 2713 2490 0 1000 2000 3000 4000 5000 6000 3/2003 9/2003 3/2004 9/2004 3/2005 9/2005 3/2006 9/2006 3/2007 9/2007 3/2008 Customers (000s) Voice Broadband

CPW’s investment in Broadband has paid off Fixed Line EBIT and margin 0 20 40 60 80 100 120 140 FY06 FY07 FY08 consensus 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% EBIT (£m) Margin %

CPW: 9 year compound EPS growth of 25% 0 500 1000 1500 2000 2500 3000 3500 4000 4500 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Revenue £ (m) 0 2 4 6 8 10 12 14 EPS (p) Revenue (£m) Basic EPS (p) Investment in Broadband

The connected world is here


CPW's Mobile Broadband Weekly Sales, FY08
Connections (000s)
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Wk01
Wk05
Wk09
Wk13
Wk17
Wk21
Wk25
Wk29
Wk33
Wk37
Wk41
Wk45
Wk49

Consumer email platforms have taken off


CPW's Blackberry and Smartphone Weekly Sales, FY08
Connections (000s)
9,000.
8,000.
7,000.
6,000.
5,000.
4,000.
3,000.
2,000.
1,000.
0.
Wk01
Wk04
Wk07
Wk10
Wk13
Wk16
Wk19
Wk22
Wk25
Wk28
Wk31
Wk34
Wk37
Wk40
Wk43
Wk46
Wk49
Wk52

Laptop unit shipments in Europe forecast to grow strongly Western Europe data : Outlook by Form Factor 0 5,000,000 10,000,000 15,000,000 20,000,000 25,000,000 30,000,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Desktop Notebook 2008-2011 Estimated

CPW’s laptop proposition is here • Took 8% share of UK laptop market with one model, Nov/Dec 2007

Working very well together in the United States Estimated US market share based on top 62 markets 1.7% 1.8% 1.2% 1.4% 1.5% 1.7% 1.7% 1.7% 1.6% 1.8% 2.9% 3.1% 1.8% 1.8% 1.9% 2.2% 2.3% 2.6% 2.6% 2.6% 2.3% 2.4% 4.4% 4.7% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% J F M A M J J A S O N D Market share (%) 2006 2007 Source: Telephia Market Metrics & Best Buy internal data

Best Buy is a leader in consumer electronics retailing 13% 16% 11% 15% 5% 21% 29% 23% 22% 7% Total Home Theater Computing/Dig. Imag. Music Appliances 2001 Market Share 2007 Market Share • #1 retailer of laptops in U.S. and Canada • Only retailer in U.S. to stock all the major computer brands

Pan-European opportunity

The Living Room The Bedroom The Home Office The Kitchen Service The Car Best Buy’s strategy focuses on owning the customer’s home

Billing & Insurance Broadband and Fixed Line Wireless & MVNO CPW’s strategy focuses on connecting the customer

Billing & Insurance Wireless & MVNO Broadband and Fixed Line The Living Room The Bedroom The Home Office The Kitchen Service Data Voice Movies TV Music Games Together we can provide the complete connected solution to the customer

Introduction to Best Buy

($ in billions) Revenue Growth Diluted EPS1 1 FY02 through FY05 have been adjusted for FAS 123 expense ROIC2 2Fiscal years 2002 thru 2005 have not been adjusted for FAS 123 expense 20% CAGR 15% CAGR +3Pts Best Buy: Growth as a large company FY08 Results Total revenue growth 11% Comp revenue growth 2.9% Operating income % change (20 bps) Diluted EPS growth 12% U.S. market share 21% $1.07 $1.11 $1.44 $1.75 $2.27 $2.79 $3.12 FY02 FY03 FY04 FY05 FY06 FY07 FY08 17% 16% 19% 20% 22% 21% 20% FY02 FY03 FY04 FY05 FY06 FY07 FY08 $17.7 $20.9 $24.5 $27.4 $30.8 $35.9 $40.0 FY02 FY03 FY04 FY05 FY06 FY07 FY08

~$175 B ~$160 B ~$80 B ~$17 B NewCo < 3% Share BBY ~ 21% Share Dual Brand ~ 1% Share Dual Brand ~ 35% Share CE Market Our Global opportunity Source: Verdict, Mintel, Euromonitor, OC&C analysis, and internal data

Goals for the new venture

• Continue to grow CPW’s existing retail business through physical expansion in its existing European markets, and accelerating its current evolution towards mobile and fixed line connectivity • Build a significant market share in consumer electronics retailing in Europe, through the roll-out of Best Buy stores, services and websites in selected markets, beginning in calendar 2009 • Bring to Best Buy’s core North American operations CPW’s expertise in sourcing mobility products, bundling services and operating smaller stores Goals for the new venture

Billing & Insurance Wireless & MVNO Broadband and Fixed Line The Living Room The Bedroom The Home Office The Kitchen Service Data Voice Movies TV Music Games The Connected World

Appendix

Humble Beginnings • Founded 1966 by Richard Schulze as “Sound of Music” Forging New Paths • Name changed to “Best Buy” in 1983, first superstore opens • Listed on NYSE in 1987 Reaching New Heights • Best Buy enters Fortune 500 in 1995 • #1 Market Share in US in 1999 • Expand into Canada 2001, China 2007 Best Buy History

$ in billions Best Buy - A History of Growth $ in billions 24 stores in U.S. 1,314 stores in U.S., China, Canada From $200 million to $40 billion in 21 years $0.2 $0.5 $1.6 $5.1 $10.1 $17.7 $20.9 $24.5 $27.4 $30.8 $35.9 $40.0 FY87 FY90 FY93 FY95 FY99 FY02 FY03 FY04 FY05 FY06 FY07 FY08

Stores FY08 End 1,153 stores Future 1,600 stores Canadian Market Share Over 30% Total U.S. Market Share Canadian Market Store Presence Calendar Year Best Buy US Market Share - Products Based on Calendar Year North American Leader 17% 21% 20% 18% 10% 12% 14% 16% 18% 20% 22% 1999 2001 2003 2005 2006 2007 2008 95 131 51 FY02 FY08 13% 16% 11% 15% 5% 21% 29% 23% 22% 7% Total Home Theater Computing/Dig. Imag. Music Appliances 2001 Market Share 2007 Market Share

• Achieved significant milestone of $40B in enterprise revenues • Delivered 12% EPS growth in challenging U.S. environment • Operating income improved 8% and repurchased 75.6 million shares • Continued to grow market share, customer satisfaction and loyalty; improved employee turnover to 60% • Made significant investments in growth categories, including: • Now operate 357 Apple store-in-store locations, only retailer to offer ALL major brands • Now operate 181 Best Buy Mobile store-in-store locations in relationship with The Carphone Warehouse Best Buy FY08 Highlights

Appliances Home Office Entertainment Software Consumer Electronics Services Other Total Revenue Mix Summary Year Ended March 1, 2008 Comparable Store Sales Year Ended March 1, 2008 41% 28% 19% 6% 6% <1% 100% (1.3%) 7.1% 7.9% (2.6%) 5.5% n/a 2.9% Best Buy Revenue Mix and Growth

Best Buy Category Description Extended warranties, computer and home theater set-up/installation/repair and deliveries Services Washers & dryers, refrigerators, stoves, dishwashers and air conditioning products Appliances Video gaming hardware and software, DVDs and CDs Entertainment Software Computers, mobile phones, hard drives and printers Home Office TV, cameras, MP3 players, audio equipment and GPS devices Consumer Electronics Main Products/Services Revenue Category

Best Buy’s Brands • Flagship brand, operating 975 stores in the U.S., Canada and China • Large format boxes selling consumer electronics and entertainment products, 21% market share in the U.S. • Founded in 1982, Canada’s largest consumer electronics retailer by 1990 • Purchased by Best Buy in 2001, operating 131 stores across Canada with 20% market share, commissioned sales force • 3rd largest appliance and consumer electronics retailer in China, operating 160 stores in 7 of China’s 34 provinces • Majority interest (75%) purchased by Best Buy in 2006

Best Buy’s Brands • Founded in 1994 as a 24-hour computer support service, purchased by Best Buy in 2002 • Agents operating in all Best Buy, Geek Squad standalone, and select Carphone Warehouse stores • Founded in 1954 in Seattle, WA; purchased by Best Buy in 2000; specializes in high-end home theater equipment • Currently operating 13 stand-alone stores, and nearly 350 store-in-store locations in Best Buy stores • Founded in 1960 in Southern California, purchased by Best Buy in 2006 • Operating 19 stores, specializes in high-end home improvement products and appliances

Best Buy’s Brands • Founded in 1994 as an Internet café in Seattle, now is an industry leader in broadband services • Acquired by Best Buy in 2007, provides end-to-end voice and data solutions to small business customers • Founded in 1989 as a residential custom installation provider • Purchased by Best Buy in 2005, specializes in the integration of audio, video, lighting, and HVAC into one system

USA Canada China 923 - 7(2) 13(3) 19 - 190(1) 51 131 - - - - - 1 - - - - 160 - Total 975 131 19 160 190(1) 1 Includes 181 Best Buy Mobile store-in-store locations and 9 Best Buy Mobile stand alone locations. 2 Stand Alone locations only. Geek Squad Precincts can be found in all Best Buy locations and select Carphone Warehouse stores 3 Stand Alone locations only. Magnolia Home Theater rooms are located in 346 Best Buy stores in the U.S. Best Buy’s Global Presence • Best Buy operates just over 1,300 stores globally • Planning stores in Mexico and Turkey in FY09 and FY10 7(2) 13(3)